UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005

BriteSmile, Inc.

(Exact name of registrant as specified in its charter)

Utah	1-11064	87-0410364
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

460 North Wiget Lane Walnut Creek, California	94598
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 941-6260

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 15, 2005, the Board of Directors of BriteSmile, Inc. (the “Company”) appointed John L. Reed as a director of the Company. Mr. Reed filled the vacancy created by the resignation of Mr. Gerald A. Poch that was effective on May 31, 2005. Mr. Reed, who previously served as a director and chief executive officer of the Company, will serve until the 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Reed has not been named as a member of any committees of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 20, 2005

BriteSmile, Inc.

By:	/s/ KEN CZAJA
Ken Czaja Chief Financial Officer